                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                                (AMENDMENT NO. 1)

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:
         [ ]Preliminary Proxy Statement                [ ] Confidential for Use
                                                           of Commission Only
                                                           (as permitted by
         [X] Definitive Proxy Statement                    Rule 14a-6(e)(2))
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Brainworks Ventures, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.
         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3) Filing Party:

--------------------------------------------------------------------------------

         (4) Date Filed:

--------------------------------------------------------------------------------

                            BRAINWORKS VENTURES, INC.
                         101 MARIETTA STREET, SUITE 3450
                             ATLANTA, GEORGIA 30303

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 8, 2001

To the Stockholders of Brainworks Ventures, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the "Meeting") of Brainworks Ventures, Inc., a Nevada corporation (the "Company"), will be held at 14999 Taylor Road, Alpharetta, Georgia on Saturday, September 8, 2001 at 5:00 p.m., local time, for the purpose of considering and voting upon the following matters:

(1) To elect a board of five directors, each to serve until the next annual meeting of stockholders of the Company; and

(2) To transact such other business as may properly come before the Meeting.

         These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Annual Meeting of Stockholders.

         The Board of Directors of the Company has fixed the close of business on July 26, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

         A copy of the Company's Annual Report for the fiscal year ended March 31, 2001, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

                               By Order of the Board of Directors,



                              /s/ Marc J. Schwartz
                              -------------------------------------
                              Marc J. Schwartz
                              Secretary
Atlanta, Georgia
August 22, 2001

================================================================================
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
================================================================================

                                 PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS OF
                            BRAINWORKS VENTURES, INC.

                                SEPTEMBER 8, 2001



                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement (the "Proxy Statement") and the accompanying form of proxy are being furnished to the stockholders of Brainworks Ventures, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof, the "Meeting") to be held at 14999 Taylor Road, Alpharetta, Georgia on Saturday, September 8, 2001 at 5:00 p.m., local time. This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders are expected to be mailed to stockholders of the Company on or about August 24, 2001.

SOLICITATION

         The expense of this solicitation will be borne by the Company. Solicitation will be primarily by use of the mails. Executive officers and other employees of the Company may solicit proxies, without additional compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

VOTING RIGHTS AND OUTSTANDING SHARES

         Stockholders of record as of the close of business on July 26, 2001 (the "Record Date") will be entitled to vote at the Meeting. Each share of outstanding Common Stock is entitled to one vote. As of the Record Date, there were 2,457,934 shares of Common Stock outstanding and entitled to vote.

         The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the Record Date will constitute a quorum for transacting business at the Meeting. Abstentions and broker non-votes are counted towards a quorum. Provided a quorum is present at the Meeting, directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting.

         The Company has been advised that certain beneficial owners, directors and executive officers of the Company, who hold in the aggregate approximately 51% of the outstanding Common Stock, intend to vote their shares in favor of the nominees and the other proposal, and in accordance with the recommendations of the Board.

         All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for or against the particular proposal on which the broker has expressly not voted.

REVOCABILITY OF PROXIES

         The shares of Common Stock represented by proxy will be voted as instructed if received in time for the Meeting. If no instructions are indicated, such shares will be voted in favor of (FOR) (i) each nominee for election as a director and (ii) in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Any person signing and mailing the proxy may, nevertheless, revoke it at any time before it is exercised by written notice to the Company (Attention: Marc J. Schwartz, Vice President, Chief Financial Officer, Treasurer and Secretary) at its headquarters located at 101 Marietta Street, Suite 3450, Atlanta, Georgia, 30303, or by attending in person and voting at the Meeting. Attendance at the Meeting, however, will not itself constitute the revocation of a proxy.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Company's Bylaws, as amended, provide that the Board shall consist of a minimum of two and a maximum of nine members. Five directors, constituting the entire Board, are to be elected at the Meeting and, if elected, will serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

         The nominees of the Board are set forth below under "Nominees for Election as Directors." All of the current members of the Board have been nominated to continue to serve as directors of the Company. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. If additional persons are nominated for election as directors, then the proxy holders intend to vote all proxies received by them for the nominees listed below unless instructed otherwise. As of the date of this Proxy Statement, the Company is unaware of a nominee who is unable to serve as a director or who will decline to serve as a director, if elected.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below are the names, ages (at July 26, 2001), positions and offices held and a brief description of the business experience during the past five years of each person nominated to serve as a director of the Company.

         John P. Cayce, age 56, has served as President of the Company since November 2000. Since February 2001, Mr. Cayce has also served as a director of the Company. From May 1977 to July 2000, Mr. Cayce was employed by United Parcel Service, Inc. where he served in various positions in financial management and most recently as the Managing Director of the Strategic Enterprise Fund.

         Donald Ratajczak, age 58, has served as the Chairman of the Board and Chief Executive Officer of the Company since May 2000. From May 2000 to November 2000, Dr. Ratajczak also served as the Company's President. From July 1973 to June 2000, he served as a professor and Director of Economic Forecasting Center at the J. Mack Robinson College of Business Administration at Georgia State University. Dr. Ratajczak also currently serves on the Board of Directors of the following organizations: Morgan, Keegan & Co., a broker/dealer company; T.B.C. Corporation, a tire distribution company; Ruby Tuesday, Inc., a food service company; and C.I.M. High Yield, a bond fund company.

         Kirk K. Reiss, age 43, has served as director of the Company since February 2001. From June 1995 to the present, Mr. Reiss has served as Senior Vice President for the META Group, Inc., an information technology consulting and advising firm.

         Marc J. Schwartz, age 37, has served as Vice-President, Chief Financial Officer, Secretary and Treasurer of the Company since May 2000. Since April 1998, he has served as a registered financial advisor and Vice President of Investments for Dunwoody Brokerage Services, Inc. From February 1995 to April 1998, he served as a financial consultant with Smith Barney, Inc.

         Cole F. Walker, age 35, has served as Chief Operating Officer and director of the Company since February 2001. Since June 1995, Mr. Walker has served as President and Chairman of the Board of the Atlanta New Century School, a private school for grades kindergarten through eighth.

         There are no family relationships among any of the executive officers or directors of the Company. The Company does not have any executive officers who are not also directors of the Company. Subject to the terms of the employment agreements described herein under "Certain Relationships and Related Transactions," executive officers are elected or appointed by the Board and hold office until their successors are elected or until their death, resignation or removal.

         Directors of the Company must be elected by a plurality of the votes cast at the election. A nominee will be elected if the votes cast for such nominee exceed the votes cast against such nominee.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

CERTAIN INFORMATION CONCERNING THE BOARD

         The Board is comprised of Donald Ratajczak, Marc J. Schwartz, John P. Cayce, Cole F. Walker and Kirk K. Reiss. During the fiscal year ended March 31, 2001, the Board held two meetings, and took action by unanimous written consent on two occasions. No Board member attended fewer than 75% of the total number of meetings of the Board which such director was eligible to attend during the fiscal year ended March 31, 2001.

         The Company does not presently have a standing audit, nominating or compensation committee of the Board, or any committees performing similar functions.

        BENEFICIAL OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is currently a director of the Company, (ii) each executive officer of the Company, (iii) all current directors and executive officers of the Company as a group, and (iv) each person known by the Company to own more than 5% of the outstanding Common Stock. Except as otherwise indicated, the person named in the table below has sole voting and investment power over the shares indicated.

                                                                                     COMMON STOCK
                                                                                 BENEFICIALLY OWNED(1)
                                                                              --------------------------
                                                                                 NUMBER      PERCENTAGE
NAME OF BENEFICIAL OWNER(2)                                                    OF SHARES     OF CLASS(3)
---------------------------                                                   ------------   -----------
Marc J. Schwartz++ +........................................................    335,000(4)       13.1%
Donald Ratajczak++ +........................................................    261,000(5)       10.1
John P. Cayce++ +...........................................................    228,589(6)        8.9
Cole F. Walker++ +..........................................................    226,646(7)        9.2
Dean W. Andersen(8).........................................................    213,242           8.7
Kirk K. Reiss+..............................................................    173,076           7.0
Robert H. Cawly.............................................................    151,846           6.2
All officers and directors as a group (5 persons)...........................  1,224,311(9)       44.0

----------------
++ Executive Officer of the Company.
+ Director and director nominee of the Company.

(1) Information as to the beneficial ownership of Common Stock has either been furnished to the Company by or on behalf of the indicated persons or is taken from reports on file with the Securities and Exchange Commission ("SEC").

(2) Unless otherwise indicated, the principal business address of each beneficial owner is 101 Marietta Street, Suite 3450, Atlanta, Georgia 30303.

(3) In accordance with the regulations of the SEC, the percentage calculations for each individual or group listed are based on 2,457,934 shares of Common Stock issued and outstanding as of July 26, 2001, plus shares of Common Stock which may be acquired within 60 days of July 26, 2001.

(4) Includes an option to acquire 100,000 shares of Common Stock exercisable within 60 days of July 26, 2001.

(5) Includes options to acquire 127,500 shares of Common Stock exercisable within 60 days of July 26, 2001.

(6) Includes an option to acquire 100,000 shares of Common Stock exercisable within 60 days of July 26, 2001.

(7) Includes 13,538 shares of Common Stock held by TANCS, Inc., of which Mr. Walker is an officer, director and sole stockholder and over which Mr. Walker may be deemed to have sole investment and voting power with respect to such shares.

(8)      Mr. Andersen's address is 3530 Piedmont Road (10-F) Atlanta, Georgia
         30305.

(9) Includes options to acquire 327,500 shares of Common Stock exercisable within 60 days of July 26, 2001.

CHANGE IN CONTROL OF THE REGISTRANT

         On April 11, 2000, prior to Mr. Schwartz's election as an officer and director of the Company, the Company entered into a Consulting Agreement (the "Consulting Agreement") pursuant to which Mr. Schwartz was retained to explore the possibility of the Company changing its business direction from the exploration, acquisition and development of natural resource properties to providing funding and business consulting services to early-stage technology companies. Pursuant to the terms of the Consulting Agreement, the Company paid Mr. Schwartz $120,000 and granted him options to acquire an aggregate of 300,000 shares of Common Stock. Of the shares subject to these options: (a) 100,000 shares were immediately exercisable at an exercise price of $1.125 per share (the "Exercise Price"); (b) 100,000 shares became exercisable at the Exercise Price when the trading price of the Common Stock reached and maintained a trading price of $3.00 per share for a period of ten days; and (c) 100,000 shares became exercisable at the Exercise Price when the trading price of the Common Stock reached and maintained a trading price of $5.00 per share for a period of five days. All shares subject to the foregoing option are currently exercisable or have already been exercised. In April 2000, in anticipation of the change in the Company's business direction and management, the Board granted to Dr. Ratajczak an option to purchase 150,000 shares of Common Stock at an exercise price of $3.00 per share.

         In April 2000, prior to becoming officers and directors of the Company, Mr. Schwartz and Dr. Ratajczak, along with a number of other individuals, acquired shares of Common Stock in private transactions, as reflected on a
Schedule 13D filed with the SEC on April 17, 2000. In these private transactions, Mr. Schwartz and Dr. Ratajczak acquired a total of 35,000 and 33,500 shares of Common Stock, respectively.

         In May 2000, the Company determined that it would change its business direction as previously considered, and, as a result, the Company effected a change in management in order to acquire the necessary management experience and expertise to implement the Company's proposed new business endeavors. The Board, then comprised of James Fouts, Elizabeth White and Dan Ligino, resigned, and Mr. Schwartz and Dr. Ratajczak were elected as the new members of the Board. In addition, Mr. Fouts resigned as the Company's President, Chief Executive Officer and Chairman of the Board, and Elizabeth Fouts resigned as the Company's Secretary and Treasurer. Dr. Ratajczak was appointed as the Company's President, Chief Executive Officer and Chairman of the Board, and Mr. Schwartz was appointed as the Company's Vice President, Secretary and Treasurer.

         In May 2000, Dunwoody Brokerage Services, Inc. ("Dunwoody"), a broker-dealer firm with which Mr. Schwartz is affiliated, agreed to assist Mr. Fouts and members of his family, in selling, in private transactions, shares of Common Stock held by them in exchange for which the sellers agreed to pay a fee of $0.07 per share to Dunwoody. At such time, James Fouts and his family, Alan Fouts, Donovan Fouts, Ms. Fouts, and Elizabeth White, were majority stockholders of the Company. Dunwoody has earned a fee of approximately $24,500 in connection with the sale of a total of 350,000 shares of Common Stock held by such individuals through this arrangement. This stock was purchased from these individuals subject to existing restrictions on the Common Stock.

         The percentage of voting securities of the Company now beneficially held by Mr. Schwartz and Dr. Ratajczak is stated in the table above.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

         For the fiscal year ended March 31, 2001, the Company compensated directors for their service on the Board with options to purchase Common Stock granted pursuant to the Company's 2000 Stock Option Plan. For the fiscal years ended March 31, 1999 and 2000, directors of the Company were paid $500 per year for Board membership and $100 for each meeting of the Board attended, plus reimbursement for reasonable expenses of attending such meetings.

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the cash and non-cash compensation awarded or paid by the Company for services rendered during each of the years in the three year period ended March 31, 2001, to its Chief Executive Officer and to its four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                           YEAR                                    SECURITIES
                                          ENDED                                    UNDERLYING          ALL OTHER
     NAME AND PRINCIPAL POSITION         MARCH 31,     SALARY        BONUS         OPTIONS(1)        COMPENSATION
     ---------------------------         ---------     ------       --------     ------------        ------------
Donald Ratajczak(2).................        2001        ___          $   ___          260,000(3)        $    ___
  Chief Executive Officer                   2000        ___              ___              ___                ___
                                            1999        ___              ___              ___                ___

Marc J. Schwartz(4).................        2001        ___          350,000          410,000(5)         120,000(6)
  Chief Financial Officer, Vice             2000        ___              ___              ___                ___
  President, Secretary and                  1999        ___              ___              ___                ___
  Treasurer

James F. Fouts(7)...................        2000        ___              ___              ___             15,000(8)
  President and Chief Executive             1999        ___              ___              ___              9,000(8)
  Officer

--------------------------

(1) Unless otherwise noted, represents options granted under the Company's 2000 Stock Option Plan.

(2) Dr. Ratajczak began serving as Chief Executive Officer of the Company in May 2000. Dr. Ratajczak also served as President of the Company from May 2000 to November 2000.

(3) Includes options to purchase 150,000 shares of Common Stock granted to Dr. Ratajczak prior to his election as director and officer of the Company. See "Beneficial Ownership of Management and Certain Beneficial Owners - Change in Control of the Registrant." Such option was not granted pursuant to the Company's 2000 Stock Option Plan.

(4)      Mr. Schwartz joined the Company as an executive officer in May 2000.

(5) Includes options to purchase 300,000 shares of Common Stock granted to Mr. Schwartz pursuant to the terms of the Consulting Agreement. See "Beneficial Ownership of Management and Certain Beneficial Owners - Change of Control of the Registrant." Such options were not granted pursuant to the Company's 2000 Stock Option Plan.

(6) Represents compensation paid to Mr. Schwartz pursuant to the terms of the Consulting Agreement. See "Beneficial Ownership of Management and Certain Beneficial Owners - Change of Control of the Registrant."

(7) Mr. Fouts resigned as the President and Chief Executive Officer of the Company in May 2000.

(8) Represents amounts paid to Fremont Corporation, a corporation with which Mr. Fouts is affiliated, for office and clerical services provided to the Company.

                            OPTIONS/SAR GRANTS TABLE
         The following table sets forth the individual grants of stock options made during the fiscal year ended March 31, 2001, to each of the Named Executive Officers.


                                                                    INDIVIDUAL GRANTS
                                      ----------------------------------------------------------------------------
                                       NUMBER OF              PERCENTAGE
                                      SECURITIES           OF TOTAL OPTIONS
                                      UNDERLYING              GRANTED TO
                                       OPTIONS                EMPLOYEES             EXERCISE PRICE      EXPIRATION
               NAME                   GRANTED (1)         IN FISCAL YEAR (2)         PER SHARE (3)         DATE
               ----                   -----------         ------------------         -------------      ----------

Donald Ratajczak...............       110,000(4)                   7.7%                  $5.250          12/29/05
                                      150,000(5)                  10.6                    3.000          04/17/05
Marc J. Schwartz...............       110,000(6)                   7.7                    5.250          12/29/05
                                      100,000(7)                   7.0                    1.125          04/11/05
                                      100,000(7)                   7.0                    1.125          05/02/05
                                      100,000(7)                   7.0                    1.125          05/10/05

------------------

(1) Unless otherwise noted, options set forth in this table were granted under the Company's 2000 Stock Option Plan and are currently exercisable.

(2) Based on options for a total of 1,420,000 shares granted to all directors, officers and employees.

(3) The exercise price is equal to the fair market value on the date of grant.

(4) Option vests and first becomes exercisable as to 27,500 shares of Common Stock on date of grant, 55,000 of such shares on December 29, 2001, and 27,500 of such shares on December 29, 2002.

(5) Option vests and first becomes exercisable as to 50,000 shares of Common Stock on October 18, 2001. Option was granted to Dr. Ratajczak prior to his election as a director and executive officer of the Company. See "Beneficial Ownership of Management and Certain Beneficial Owners - Change of Control of the Registrant." Such option was not granted under the Company's 2000 Stock Option Plan.

(6) Option vests and first becomes exercisable as to 55,000 shares of Common Stock on December 29, 2001, and as to 55,000 of such shares on December 29, 2002.

(7) Granted to Mr. Schwartz pursuant to the terms of the Consulting Agreement entered into prior to his election as director and executive officer of the Company. See "Beneficial Ownership of Management and Certain Beneficial Owners - Change of Control of the Registrant." Such options were not granted under the Company's 2000 Stock Option Plan.

                  AGGREGATED OPTION EXERCISES IN THE YEAR ENDED
                    MARCH 31, 2001 AND YEAR-END OPTION VALUES

         The following table sets forth information concerning the value of options exercised by the Named Executive Officers during the fiscal year ended March 31, 2001, and the value at March 31, 2001, of unexercised options held by such officer.

                                                                                                      VALUE OF
                                    NUMBER OF                         NUMBER OF SECURITIES          UNEXERCISED
                                     SHARES                          UNDERLYING UNEXERCISED         IN-THE-MONEY
                                   ACQUIRED ON        VALUE             OPTIONS AT 3/31/01            OPTIONS AT
             NAME                   EXERCISE         REALIZED       EXERCISABLE/UNEXERCISABLE         3/31/01(1)
             ----                  -----------    --------------    -------------------------       ------------
Donald Ratajczak.............            --               --            127,500/132,500               $187,500

Marc J. Schwartz..............      200,000         $625,000            100,000/110,000                312,500

--------------

(1) Value of the Company's unexercised, in-the-money options based on the average of the high and low price of the Common Stock as of March 30, 2001, which was $4.25.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the Employment Agreement between the Company and Mr. Cayce dated November 22, 2000 (the "Employment Agreement"), Mr. Cayce shall serve as the Company's President in exchange for a base salary at an annual rate of $60,000 per year and an option to purchase 250,000 shares of Common Stock, of which 40% of the shares underlying such option is currently exercisable, 40% of such shares vests and first becomes exercisable on November 22, 2001 and the remaining 20% of such shares vests and first becomes exercisable on November 22, 2002. The Employment Agreement has an initial term of three years and shall automatically renew for an additional three-year period unless the Company or Mr. Cayce provides thirty (30) days written notice electing not to extend the Employment Agreement.

         On February 14, 2001, the Company acquired all the outstanding common stock (the "EBL Common Stock") of eBusinessLabs, Inc., a Georgia corporation now known as Brainworks Ventures Labs, Inc. ("EBL"), pursuant to an Agreement and Plan of Merger (the "EBL Merger Agreement") dated as of December 29, 2000, by and among the Company, a wholly-owned subsidiary of the Company, EBL and certain stockholders of EBL, whereby EBL became a wholly-owned subsidiary of the Company (the "EBL Merger"). Pursuant to the EBL Merger Agreement, all the issued and outstanding shares of EBL Common Stock were converted into the right to receive approximately 800,000 shares of Common Stock. Mr. Cayce, President of the Company, owned approximately 3.4% of the issued and outstanding shares of EBL Common Stock immediately prior to the EBL Merger and, at the effective time of the EBL Merger, such shares were converted into the right to receive 27,446 shares of Common Stock. Mr. Andersen, a beneficial owner of greater than 5% of the outstanding Common Stock, owned approximately 18.5% of the outstanding shares of EBL Common Stock immediately prior to the EBL Merger and, at the effective time of the EBL Merger, such shares were converted into the right to receive 147,692 shares of Common Stock.

         On May 8, 2001, the Company acquired all the outstanding common stock (the "EVP Common Stock") of Executive Venture Partners, LTD., a Massachusetts corporation ("EVP"), pursuant to an Agreement and Plan of Merger (the "EVP Merger Agreement") dated as of May 8, 2001, by and among the Company, a wholly-owned subsidiary of the Company, EVP and all the stockholders of EVP, whereby EVP became a wholly-owned subsidiary of the Company (the "EVP Merger"). Pursuant to the EVP Merger Agreement, all the outstanding shares of EVP Common Stock were converted into the right to receive 500,000 shares of Common Stock.

         The holders of approximately 78% of the outstanding EVP Common Stock immediately prior to the EVP Merger are officers or directors of the Company or are beneficial owners of greater than 5% of the outstanding Common Stock. Specifically, Dr. Ratajczak and Messrs. Cayce and Reiss, who are each directors and director nominees of the Company and the Chief Executive Officer, President and a senior advisor to the Company, respectively, owned approximately 20%, 20% and 2%, respectively, of the outstanding EVP Common Stock immediately prior to the EVP Merger. At the effective time of the EVP Merger, Dr. Ratajczak and Messrs. Cayce and Reiss became entitled to receive 100,000, 100,000 and 10,000 shares of Common Stock, respectively. Mr. Andersen, a beneficial owner of greater than 5% of the Company's outstanding Common Stock, owned approximately 8% of the outstanding EVP Common Stock immediately prior to the EVP Merger and, at the effective time of the EVP Merger, Mr. Andersen became entitled to receive 40,000 shares of Common Stock.

         See also the information under the caption "Change in Control of the Registrant" above.

                              INDEPENDENT AUDITORS

         In early July 2000, the Company's accountant, Andersen, Andersen & Strong, L.L.C. ("AAS"), notified the Company that it would be unable to audit the Company's financial statements for the fiscal year ended March 31, 2000. AAS served as the Company's auditor for the fiscal years ended March 31, 1999 and 1998. AAS indicated that they are unable to complete the audit for the year ended March 31, 2000 because one of the two partners of the firm, who would be the concurring partner, took a leave of absence from the firm for health reasons and would not return for a lengthy period.

         During the years ended March 31, 1999 and 1998, and up to and including the present, there have been no disagreements between the Company and AAS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Furthermore, AAS's report on the financial statements for the years ended March 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. AAS's report on the financial statements of the Company for the fiscal years ended March 31, 1999 and 1998, indicated that the Company was able to continue as a going concern.

         In July 2000, the Company engaged Richard A. Eisner & Company, LLP ("Eisner") as the Company's auditor for the fiscal year ended March 31, 2000. Prior to the engagement of Eisner, neither the Company nor anyone on its behalf, has consulted with Eisner on any financial issue. Eisner has examined the Company's financial statements since July 2000, and has no relationship with the Company other than that rising from its appointment as independent auditor.

         For the fiscal year ended March 31, 2001, Eisner served as the Company's independent auditors. The Company has not yet engaged independent auditors for the Company for the fiscal year ending March 31, 2002. Representatives of Eisner are not expected to be present at the Meeting.

AUDIT FEES

         For the year ended March 31, 2001, Eisner billed the Company an aggregate of approximately $64,000 for professional services rendered for the audit of the Company's financial statements for such period and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during such period.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Eisner rendered no services for financial information systems design and implementation, as described in Rule 2-01(c)(4)(ii) of Regulation S-X promulgated by the SEC under the Exchange Act, and accordingly billed no fees for such services.

ALL OTHER FEES

         For the fiscal year-end March 31, 2001, Eisner billed approximately $71,000 to the Company for services other than those described above. These fees primarily relate to services provided in connection with the EBL Merger.

COMPATIBILITY OF AUDIT FEES

         The Board has considered the provision of services provided by Eisner described in "All Other Fees" above and the fees paid to Eisner for such services, and believes that the provision of such services and such fees are compatible with maintaining the independence of Eisner.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, the Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended March 31, 2001, except that Mr. Reiss did not report that he had been granted on option in March 2001 to purchase 70,000 shares of Common Stock.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, as filed with the SEC, exclusive of documents filed as exhibits or incorporated by reference (the "2001 Annual Report on Form 10-KSB"), is enclosed with this Proxy Statement. The 2001 Annual Report on Form 10-KSB is not a part of the proxy soliciting material. Additional copies of the 2001 Annual Report on Form 10-KSB are available to stockholders without charge upon written request to Brainworks Ventures, Inc., 101 Marietta Street, Suite 3450, Atlanta, Georgia 30303.

                                  OTHER MATTERS

         The Board does not know of any other matters that may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's Meeting of Stockholders for the fiscal year ending March 31, 2002, must be received by the Company no later than April 23, 2002, in order to be included in the proxy statement and proxy relating to that annual meeting.

         Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares personally even though they have sent in their proxies.


                              By Order of the Board of Directors,

                              /s/ Marc J. Schwartz
                              ----------------------------------
                              Marc J. Schwartz
                              Secretary
Atlanta, Georgia
August 22, 2001

                                                                         [PROXY]

                            BRAINWORKS VENTURES, INC.
                         101 MARIETTA STREET, SUITE 3450
                             ATLANTA, GEORGIA 30303

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 8, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF BRAINWORKS VENTURES, INC.

         The undersigned holder of shares of Common Stock of BRAINWORKS VENTURES, INC., a Nevada corporation, (the "Company"), hereby appoints Marc J. Schwartz and Donald Ratajczak, and each of them, with full power of substitution, the proxies and attorneys of the undersigned, to vote as specified hereon at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 14999 Taylor Road, Alpharetta, Georgia 30004 on September 8, 2001 at 5:00 p.m., local time, and at any adjournments or postponements thereof, with all powers (other than the power to revoke the proxy or vote the proxy in a manner not authorized by the executed form of proxy on the reverse side hereof) that the undersigned would have if personally present at the Annual Meeting, to act in their discretion upon any other matter or matters that may properly be brought before the Annual Meeting and to appear and vote all the shares of Common Stock of the Company that the undersigned may be entitled to vote. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Annual Meeting.

         This proxy may be revoked at any time prior to the voting thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

                 (Continued and to be signed on the other side)

The Board of Directors recommends a vote FOR the following proposals:

1. To elect the five nominees listed below to the Board of Directors of the Company.

      ___FOR all nominees (except as marked below)     ___WITHHOLD authority to
                                                          vote for all nominees

NOMINEES:                  John P. Cayce
                           Donald Ratajczak
                           Kirk K. Reiss
                           Marc J. Schwartz
                           Cole F. Walker

INSTRUCTIONS:              To withhold authority to vote for any nominee, enter
                           the name of such nominee in the space provided below:


2. To transact such other business as may properly come before the meeting.


                ___FOR              ___AGAINST                ___ABSTAIN


         UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR THE PROPOSALS ABOVE.

                               Signature
                                                -------------------------------

                               Signature if
                               jointly held
                                                -------------------------------

                               Dated:                                    , 2001
                                                -------------------------

                                   PLEASE DATE AND SIGN AS NAME APPEARS HEREON.
                                   WHEN SIGNING AS EXECUTOR, ADMINISTRATOR,
                                   TRUSTEE, GUARDIAN OR ATTORNEY, PLEASE GIVE
                                   FULL TITLE AS SUCH. IF A CORPORATION, PLEASE
                                   SIGN IN FULL CORPORATE NAME BY PRESIDENT OR
                                   OTHER AUTHORIZED CORPORATE OFFICER. IF A
                                   PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME
                                   BY AUTHORIZED PERSON. JOINT OWNERS SHOULD
                                   EACH SIGN.